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                                                                   EXHIBIT 10.34

                                     FORM OF

                         ASSIGNMENT OF LEASES AND RENTS

                           Dated: As of June __, 2004

                                      from

                                [LODGIAN ENTITY]
                                   (Assignor)

                                       to

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                   (Assignee)

                               PROPERTY LOCATION:

               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                         Sidley Austin Brown & Wood LLP
                               787 Seventh Avenue
                            New York, New York 10019
                         Attention: Mark A. Poole, Esq.

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      This FORM OF ASSIGNMENT OF LEASES AND RENTS, made as of June __, 2004
(this "ASSIGNMENT"), by [LODGIAN ENTITY], having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 ("ASSIGNOR") to MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having a mailing address at 4 World Financial Center, New York, New York 10080 (together with its successors, transferees and assigns, "ASSIGNEE").

                                   WITNESSETH:

      THAT Assignor for good and valuable consideration, receipt whereof is hereby acknowledged, hereby grants, transfers and absolutely and unconditionally assigns to Assignee, subject to the terms of this Assignment, Assignor's entire interest in and to all current and future leases and other agreements affecting the use, enjoyment, or occupancy of all or any part of the real property more particularly described in EXHIBIT A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (hereinafter collectively referred to as the "MORTGAGED PROPERTY"), together with any extensions or renewals of the same, this Assignment of current and future leases and current and future agreements being effective without further or supplemental assignment;

      The leases and other agreements described above, as same may be modified or amended, and any extension or renewal of the same are hereinafter collectively referred to as the "LEASES";

      TOGETHER WITH all deposits, rents, rent equivalents, income, receivables, issues, revenues, receipts, insurance proceeds and profits arising from the Leases and renewals thereof and together with all rents, rent equivalents, income, fees, receivables, issues, accounts, profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses), charges for services rendered and any and all payment and consideration of whatever form or nature received by Assignor or its agents or employees from any and all sources relating to the use, enjoyment and occupancy of the Mortgaged Property including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars (including, without limitation, service charges for employees and staff), mini-bars, meeting rooms, banquet rooms, apartments, parking and recreational facilities, health club membership fees, food and beverage wholesale and retail sales, service charges, convention services, special events, audio-visual services, boat cruises, travel agency fees, telephone charges, laundry services, vending machines and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of possession, use and occupancy of all or any portion of the Mortgaged Property or personalty located thereon, or rendering of services by Assignor or, to the extent of Assignor's interest therein, any operator or manager of the hotel or the commercial space located in the Mortgaged Property or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space, and charges for services such as room service, telecommunication and video, electronic mail, internet connection and other communication and entertainment services), license, lease, sublease and concession fees and rentals, proceeds, if any, from rental or business interruption or other loss of income

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insurance and any other items of revenue which would be included in operating revenues under the Uniform System (as defined in the Loan Agreement described below) (all of the foregoing hereinafter collectively referred to as the "RENTS"). Notwithstanding the foregoing, any Rents in connection with the sale of alcohol or alcoholic beverages shall be assigned by Assignor pursuant to this Assignment only to the extent permitted by applicable law.

      THIS ASSIGNMENT is made in consideration of that certain loan made by Assignee to Assignor and the other Borrowers (as defined in the Loan Agreement) pursuant to that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified or restated, the "LOAN AGREEMENT"), among Assignor, the other Borrowers and Assignee, as evidenced by that certain Promissory Note, dated as of the date hereof (as amended, modified, renewed or restated, and together with any substitutes or replacements (by means of multiple notes or otherwise) therefor, collectively, the "Note"), made by Borrowers to Assignee, in the principal sum of _____________________________________ and secured by, among other things, that certain Mortgage, Deed of Trust, or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of the date hereof (as amended, modified, or restated from time to time, the "SECURITY INSTRUMENT"), given by Assignor to Assignee, covering the Mortgaged Property and intended to be duly recorded herewith.

      The principal sum, interest and all other sums due and payable under the Loan Agreement, the Note and the Security Instrument are hereinafter collectively referred to as the "DEBT". This Assignment, the Loan Agreement, the Note, the Security Instrument and any other documents now or hereafter executed by Assignor and/or others and by or in favor of Assignee which evidences, secure and/or guarantees all or any portion of the Debt are hereinafter referred to collectively as the "LOAN DOCUMENTS." Capitalized terms used herein and not herein defined shall have the meanings assigned to such terms in the Loan Agreement.

      ASSIGNOR WARRANTS that (A) except for the Material Leases (as defined in the Loan Agreement) described in the Rent Roll (as defined in the Loan Agreement), none of the Mortgaged Property is subject to any Material Leases;
(B) except only as specified in the Rent Roll, or as otherwise disclosed to Assignee in the estoppel certificates delivered to Assignee at Closing, to Assignor's Knowledge, (i) the Material Leases are in full force and effect; (ii) Assignor has not given any notice of default to any tenant under any Lease which remains uncured; (iii) no tenant has any set off, claim or defense to the enforcement of any Lease; (iv) no tenant is in arrears in the payment of rent, additional rent or any other charges whatsoever due under any Material Lease, or is materially in default in the performance of any other obligations under such Material Lease; (v) Assignor has completed all work or alterations required of the landlord or lessor under each Material Lease, and all of the other obligations of landlord or lessor under the Material Leases have been performed;
(vi) there are no rent concessions (whether in form of cash contributions, work agreements, assumption of an existing tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Rent Roll; and (vii) there exist no offsets or defenses to the payment of any portion of the Rents except as otherwise set forth in any Credit Card Receivables Payment Direction Letter; (C) there are no legal proceedings commenced (or, to the Knowledge of Assignor, threatened) against Assignor by any tenant or former tenant; (D) no rental in excess of one month's rent has been prepaid under any of the Material Leases; (E) to Assignor's Knowledge, each of the Material Leases is valid and binding on the parties thereto in accordance with its terms; (F) Assignor is the sole

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owner of the entire lessor's interest in the Leases; (G) none of the Rents have been assigned or otherwise pledged or hypothecated; and (H) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and to Assignor's Knowledge does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Mortgaged Property.

      ASSIGNOR COVENANTS with Assignee that Assignor (A) shall observe and perform, in all material respects, all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (B) shall promptly send copies to Assignee of all notices of default which Assignor shall send or receive thereunder; (C) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed and performed, short of termination thereof; (D) shall not collect any of the Rents more than one (1) month in advance with respect to Material Leases;
(E) shall not execute any other assignment of the lessor's interest in the Leases or the Rents; (F) shall use good faith efforts to deliver to Assignee, upon request, tenant estoppel certificates from each commercial tenant under a Material Lease at the Mortgaged Property (but only to the extent such tenant is required to deliver an estoppel certificate pursuant to its Material Lease) in form and substance reasonably satisfactory to Assignee or in such other form required by the Material Leases, provided that Assignor shall not be required to deliver such certificates more frequently than two (2) times in any calendar year; (G) shall execute and deliver at the request of Assignee all such further assurances, confirmations and assignments with respect to the Leases and Rents or in connection with the Mortgaged Property as Assignee shall from time to time reasonably require; and (H) to the extent required by applicable law, shall hold, in trust, all security deposits in a segregated account and shall not commingle such funds with any other funds of Assignor and within ten (10) days after written request by Assignee furnish a statement of all tenant security deposits to Assignee.

      ASSIGNOR FURTHER COVENANTS with Assignee that, except as otherwise set forth in the Loan Agreement, Assignor shall not, without the prior written consent of Assignee in each instance (which consent shall not be unreasonably withheld, conditioned or delayed), (A) alter, modify or change the terms of the Leases or any guarantee of any of the Leases in any material respect; (B) convey or transfer or suffer or permit a conveyance or transfer of the Mortgaged Property or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, tenants under the Leases; (C) consent to any assignment of or subletting under the Leases not in accordance with their terms; and (D) cancel or terminate the Leases or accept a surrender thereof.

      ASSIGNOR FURTHER COVENANTS with Assignee that, except as otherwise set forth in the Loan Agreement (A) all Leases executed after the date hereof shall provide (either in the Lease or by separate agreement) that they are subordinate to the Security Instrument and that the tenant agrees to attorn to Assignee; (B) unless otherwise approved by Assignee, each Material Lease executed after the date hereof shall contain a provision requiring continuous operations of tenant's business on the premises, to the extent commercially practicable; (C) none of the Leases shall contain any option to purchase, any right of first refusal to lease or purchase, any right to terminate the lease term (except in the event of the destruction of all or substantially all of the Mortgaged Property); (D) each tenant shall conduct business only in that portion of the Mortgaged Property covered by its Lease; and (E) all Leases executed after the date hereof shall

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otherwise comply with Section 5.12 of the Loan Agreement. Upon request, Assignor shall furnish Assignee with executed copies of all Leases.

      ASSIGNOR FURTHER COVENANTS with Assignee that, except as otherwise set forth in Section 5.12 of the Loan Agreement, Assignor shall not enter into new Leases or renewals or extensions of existing Leases without the prior written consent of Assignee. Assignor expressly understands that any and all new or proposed Leases are included in the definition of "LEASE" or "LEASES" as such terms may be used throughout this Assignment.

      THIS ASSIGNMENT is made on the following terms, covenants and conditions:

      1. PRESENT ASSIGNMENT. Assignor does hereby absolutely and unconditionally assign to Assignee Assignor's right, title and interest in all current and future Leases and Rents, it being intended by Assignor that this assignment constitutes a present, absolute and unconditional assignment and not an assignment for additional security only. Such assignment to Assignee shall not be construed to bind Assignee to the performance of any of the covenants, conditions, or provisions contained in any such Lease or otherwise to impose any obligation upon Assignee. Assignor agrees to execute and deliver to Assignee such additional instruments, in form and substance reasonably satisfactory to Assignee, as may hereinafter be reasonably requested by Assignee to further evidence and confirm said assignment. Notwithstanding the provisions of this
Section 1, so long as no Event of Default (as defined in the Security Instrument) shall have occurred and be continuing under the Loan Documents, Assignor shall have the sole but revocable right and license to act as landlord under the Leases and to enforce the covenants of the Leases, provided, however, Assignor acknowledges it has no right to collect or use Rents except in accordance with the terms and conditions of Article VII of the Loan Agreement and the Cash Management Agreement. Upon the occurrence during the continuance of an Event of Default, the license granted to Assignor herein shall automatically be revoked by Assignee. Assignee and, if applicable, Trustee (as defined in the Security Instrument) are hereby granted and assigned by Assignor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Except as otherwise provided in the Loan Agreement, any Rents collected after the revocation of the license herein granted may be applied toward payment of the Debt in such priority and proportion as Assignee, in its discretion, shall deem proper.

      2. REMEDIES OF ASSIGNEE. Upon the occurrence and during the continuance of an Event of Default, and to the extent permitted by applicable law, Assignee may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Mortgaged Property and have, hold, manage, lease and operate the Mortgaged Property on such terms and for such period of time as Assignee may deem proper and either with or without taking possession of the Mortgaged Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid, with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee and may apply the Rents to the payment of the following in such order and proportion as Assignee in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Mortgaged Property, including, without being limited

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thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Assignee may deem reasonably necessary or desirable and all reasonable expenses of operating and maintaining the Mortgaged Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Assignee may deem reasonably necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all reasonable expenses incident to taking and retaining possession of the Mortgaged Property; and (b) the Debt, together with all costs and reasonable attorneys' fees. In addition to the rights which Assignee may have herein, upon the occurrence and during the continuance of an Event of Default, Assignee, at its option, may either require Assignor to pay monthly in advance to Assignee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Assignor or require Assignor to vacate and surrender possession of the Mortgaged Property to Assignee or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise. Additionally, Assignee shall have the right to establish a lock box for the deposit of all Rents and other receivables of Assignor relating to the Mortgaged Property. For purposes of paragraphs 1 and 2 hereof, Assignor grants to Assignee its irrevocable power of attorney, coupled with an interest, to take any and all of the aforementioned actions and any or all other actions designated by Assignee for the proper management and preservation of the Mortgaged Property. The exercise by Assignee of the option granted it in this paragraph and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under the Note, the Security Instrument, the Leases, this Assignment or the other Loan Documents.

      3. NO LIABILITY OF ASSIGNEE. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Mortgaged Property after an Event of Default or from any other act or omission of Assignee in managing the Mortgaged Property after an Event of Default. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment and Assignor shall, and hereby agrees, to indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, the amount thereof, including reasonable costs, expenses and attorneys' fees, shall be secured hereby and by the Security Instrument and the other Loan Documents and Assignor shall reimburse Assignee therefor immediately upon demand and upon the failure of Assignor to do so Assignee may, at its option, declare all sums secured hereby, the Note, the Security Instrument and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Mortgaged Property upon Assignee, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Mortgaged Property by the tenants or any other parties, or for any dangerous or defective condition of the Mortgaged Property, including, without limitation, the presence of any Hazardous Material, or for any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

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      4.    NOTICE TO TENANTS. After the occurrence and during the continuance of an Event of Default, Assignor hereby authorizes and directs the tenants named in the Leases or any other or future tenants or occupants of the Mortgaged Property, upon demand and notice from Assignee of Assignee's right to receive the rents and other amounts due under such Leases (and to the extent any such tenants are not already paying such rents and other amounts to the Lock Box Account and the Deposit Account in accordance with the Cash Management Agreement or the Deposit Account Agreement), to pay to Assignee the rents and other amounts due or to become due under the Leases, and said tenants shall have the right to rely upon such demand and notice from Assignee and shall pay such rents and other amounts to Assignee without any obligation or right to determine the actual existence of any default or event claimed by Assignee as the basis for Assignee's right to receive such rents and other amounts and notwithstanding any notice from or claim of Assignor to the contrary, and Assignor shall have no right to any claim against said tenants for any such rents and other amounts so paid by said tenants to Assignee. The foregoing shall not modify or affect Assignor's obligation to cause all tenants to pay all rents and other amounts due under the Leases directly to the Lock Box and the Clearing Account in accordance with the Cash Management Agreement from and after the date hereof.

      5. OTHER SECURITY. Assignee may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

      6. OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Note, the Security Instrument or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof. The right of Assignee to collect the Debt and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

      7. NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Assignee a "mortgagee in possession" in the absence of the taking of actual possession of the Mortgaged Property by Assignee. In the exercise of the powers herein granted Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.

      8. CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

      9. NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by Assignor and Assignee.

      10. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used

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interchangeable in singular or plural form and the word "ASSIGNOR" shall mean each Assignor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein, the word "ASSIGNEE" shall mean Assignee and any subsequent holder of the Note, the word "NOTE" shall mean the Note and any other evidence of indebtedness secured by the Security Instrument, the word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property and any interest therein; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms; and the singular form of nouns and pronouns shall include the plural and vice versa. Assignor acknowledges that the Rents associated with ancillary services, such as room service, telecommunication and video services, hotel restaurants and gift shops, and laundry, are predominantly attributable to use or occupancy of rooms or other public facilities in the Mortgaged Property. Accordingly, for the sole purposes of establishing and perfecting Assignee's lien in any bankruptcy proceeding, Assignor agrees that, without limiting the other rights of Assignee hereunder, 90% of the revenues from such ancillary services in excess of the direct costs of providing such services shall be deemed charges for the use or occupancy of rooms or other public facilities in the Mortgaged Property for purposes of 11 U.S.C. ss.552(b)(2).

      11. NON-WAIVER. The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (a) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Mortgaged Property, or (c) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the other Loan Documents. Assignee may resort for the payment of the Debt to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

      12. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

      13. DUPLICATE ORIGINALS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

      14. GOVERNING LAW. This Assignment and the obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America, except that at all times the provisions for the creation, perfection and enforcement of the liens and the security interests created pursuant to

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this Assignment shall be governed by the laws of the State where the Mortgaged
Property is located.

      15. TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the delivery and recording of a satisfaction, release, reconveyance or discharge of the Security Instrument duly executed by Assignee, this Assignment shall become and be void and of no effect.

      16. WAIVER OF JURY TRIAL. EACH OF ASSIGNOR AND ASSIGNEE HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS ASSIGNMENT, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY ASSIGNOR AND ASSIGNEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF ASSIGNOR AND ASSIGNEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

      17. SUCCESSORS AND ASSIGNS. This Assignment shall inure to the benefit of Assignee and any subsequent holder of the Note and shall be binding upon Assignor, and Assignor's heirs, executors, administrators, successors and assigns and any subsequent owner of the Mortgaged Property. Subject to the terms of the Loan Agreement, Assignee shall have the right to assign this Assignment and the obligations hereunder in connection with any assignment or transfer of all or any portion of the Debt or any interest therein. The parties hereto acknowledge that following the execution and delivery of this Assignment, Assignee may sell, transfer and assign this Assignment and certain other Loan Documents. All references to "ASSIGNEE" hereunder shall be deemed to include the successors and assigns of Assignee and the parties hereto acknowledge that actions taken by Assignee hereunder may be taken by Assignee's agents and by the agents of the successors and assigns of Assignee.

      18. LIMITATION ON RECOURSE. The obligations of Assignor hereunder are subject to limitations on recourse as provided in Article XII of the Loan Agreement.

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      Assignor has executed this instrument the day and year first above written.

                                         ASSIGNOR:

                                         [LODGIAN ENTITY]

                                         By: __________________________________
                                             Name: Daniel E. Ellis
                                             Title: Vice President and Secretary

                                 ACKNOWLEDGMENT

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

On the ____ day of June in the year 2004 before me, the undersigned, personally appeared Daniel E. Ellis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                               _________________________________
                                                         Notary Public

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                       A-1